SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 28, 2017

Date of Report (Date of earliest event reported)

Endurance Specialty Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-0392908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, 100 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of principal executive offices, including zip code)

(441) 278-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On March 28, 2017, Sompo Holdings, Inc. (“Sompo”) completed its acquisition of Endurance Specialty Holdings Ltd. (“Endurance”), pursuant to that certain Agreement and Plan of Merger, dated October 5, 2016 (as amended by Amendment No. 1, dated as of December 1, 2016, the “Merger Agreement”), by and among Sompo, Endurance and Volcano International Limited, an indirect, wholly owned subsidiary of Sompo (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Endurance (the “Merger”), with Endurance surviving the Merger as an indirect, wholly owned subsidiary of Sompo (the “Surviving Company”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 5, 2016 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the Merger, each issued and outstanding ordinary share, par value $1.00 per share, of Endurance (each, a “Company Share”) (other than Company Shares owned by Endurance as treasury shares, which were automatically cancelled without any consideration paid) was automatically canceled and converted into the right to receive $93.00 in cash, without interest and subject to any applicable withholding (the “Merger Consideration”).

At the effective time of the Merger, each option granted by Endurance outstanding and unexercised immediately prior to the Merger (whether or not vested or exercisable) vested in full, was canceled and converted into the right to receive an amount in cash equal to the excess, if any, of (a) the Merger Consideration over (b) the exercise price payable in respect of such Company Share issuable under such option.

At the effective time of the Merger, each Endurance restricted share vested in full, in the case of time-based restricted shares or vested based on actual level of performance (as determined on the basis of the Merger Consideration) in the case of performance-based restricted shares, and converted, to the extent vested, into the right to receive the Merger Consideration.

At the effective time of the Merger, each outstanding right, contingent or accrued, to acquire or receive Company Shares or benefits measured by the value of Company Shares (“RSU”) vested in full and converted into the right to receive an amount in cash equal to the product of (a) the total number of Company Shares subject to such RSU immediately prior to the effective time of the Merger times (b) the Merger Consideration. Payments will be made without interest as part of ordinary course payroll and will be subject to applicable withholding and deductions.

At the effective time of the Merger, each issued and outstanding 6.35% Non-Cumulative Preferred Share, Series C of Endurance (each, a “Series C Preferred Share”) and the related depositary shares, each of which represents a 1/1,000th interest in a Series C Preferred Share, remained issued and outstanding as a preferred share of the Surviving Company and are entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares.

Section 3.01	Notice Of Delisting Or Failure To Satisfy A Continued Listing Rule Or Standard; Transfer Of Listing

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On March 28, 2017, Endurance notified the New York Stock Exchange (the “NYSE”) of the effectiveness of the Merger and requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a Form 25 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to effect the delisting of the Company Shares from the NYSE. Such delisting will result in the termination of the registration of the Company Shares under Section 12(b) of the Exchange Act. Additionally, Endurance will file a Form 15 with the SEC, requesting the termination of the registration of the Company Shares under Section 12(g) of the Exchange Act.

The Series C Preferred Shares will continue to be listed on the NYSE and registered with the SEC.

Item 3.03	Material Modification to Rights of Security Holders

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Merger and at the effective time of the Merger, holders of Company Shares immediately prior to such time ceased to have any rights as shareholders in the Company (other than their right to receive the Merger Consideration) and accordingly, no longer have any interest in the Company’s future earnings or growth.

Item 5.01	Changes in Control of Registrant

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company is now an indirect, wholly owned subsidiary of Sompo.

Item 5.02	Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Upon completion of the Merger and in accordance with the terms of the Merger Agreement, all of the directors of the Company as of immediately prior to the completion of the Merger were automatically removed at the effective time of the Merger and replaced by Nigel Frudd, the sole director of Merger Sub immediately prior to the closing. Immediately after the effectiveness of the Merger on March 28, 2017, Sompo Japan Nipponkoa Insurance Inc., a wholly owned subsidiary of Sompo and the sole member of the Company, acting by written consent without a meeting appointed the following additional individuals as directors of the Company: (i) John R. Charman, (ii) John T. Baily, (iii) Shigeru Ehara and (iv) Junichi Tanaka.

Following the Merger, (a) Mr. Frudd will serve as a member of the Surviving Company’s Nomination and Compensation Committee, Finance Committee and Risk Committee, (b) Mr. Charman will serve as a member of the Surviving Company’s Nomination and Compensation Committee, Finance Committee and Risk Committee, (c) Mr. Baily will serve as a member of the Surviving Company’s Audit and Governance Committee and (d) Mr. Ehara will serve as a member of the Surviving Company’s Nomination and Compensation Committee.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Upon completion of the Merger and in accordance with the terms of the Merger Agreement, the Memorandum of Association of the Surviving Company was amended to be in the form of the Memorandum of Association of Merger Sub and Bye-Laws of Merger Sub became the Bye-Laws of the Surviving Company.

The Altered Memorandum of Association and the Amended and Restated Bye-Laws of the Surviving Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 8.01	Other Events

On March 28, 2017, Endurance issued a press release announcing the completion of the Merger. A copy of that press release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

2.1

Agreement and Plan of Merger, dated as of October 5, 2016, by and among Endurance Specialty Holdings Ltd., Sompo Holdings, Inc. and Volcano International Limited (incorporated by reference to the Company’s Current Report on Form 8-K filed on October 5, 2016)

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of December 1, 2016, by and among Endurance Specialty Holdings Ltd., Sompo Holdings, Inc. and Volcano International Limited (incorporated by reference to the Company’s Current Report on Form 8-K filed on December 2, 2016)

3.1	Altered Memorandum of Association of Endurance

3.2	Amended and Restated Bye-Laws of Endurance

99.1	Press Release Issued by Endurance, dated March 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 28, 2017

By:	/s/ John V. Del Col
Name:	John V. Del Col
Title:	General Counsel & Secretary

EXHIBIT INDEX

2.1

Agreement and Plan of Merger, dated as of October 5, 2016, by and among Endurance Specialty Holdings Ltd., Sompo Holdings, Inc. and Volcano International Limited (incorporated by reference to the Company’s Current Report on Form 8-K filed on October 5, 2016)

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of December 1, 2016, by and among Endurance Specialty Holdings Ltd., Sompo Holdings, Inc. and Volcano International Limited (incorporated by reference to the Company’s Current Report on Form 8-K filed on December 2, 2016)

3.1	Altered Memorandum of Association of Endurance

3.2	Amended and Restated Bye-Laws of Endurance

99.1	Press Release Issued by Endurance, dated March 28, 2017